CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Theresa D. Becks, the President and Chief Executive Officer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 10, 2011
By: /s/ Theresa D. Becks

/s/ Theresa D. Becks
Theresa D. Becks
Chief Executive Officer

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CERTIFICATION PURSUANT TO RULE 30a-2(b) UNDER THE 1940 ACT AND SECTION 906 OF THE SARBANES-OXLEY ACT

I, Gregory T. Donovan, Chief Financial Officer and Treasurer of The Campbell Multi-Strategy Trust (the Registrant), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 10, 2011
By: /s/ Gregory T. Donovan

/s/ Gregory T. Donovan
Gregory T. Donovan
Chief Financial Officer

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